Exhibit 10.3

Burr & Forman LLP
Gary W. Farris Direct Dial: (404) 685-4250 Direct Fax: (404)214-7388 Email: gfairis@lmrr.com	ATTORNEYS AND COUNSELORS POST OFFICE BOX 54617 ATLANTA, GEORGIA 3O3O6 (4O4) 815-3000 (4O4) 817-3244 (FAX) www.burr.com
May 3, 2007
Via Certified Mail, Return Receipt Requested,
and Via First Class, U.S. Mail
Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Rd., Suite 510
Reston, Virginia 20190
Comstock Homes of Atlanta, LLC
5400 Laurel Springs Pkwy
Suwanee, Georgia 30024
Comstock James Road, LLC
5400 Laurel Springs Pkwy #201
Suwanee, Georgia 30024
Highland Station Partners, LLC
5400 Laurel Springs Pkwy #201
Suwanee, Georgia 30024

Re:	Notice of Default, Acceleration of Indebtedness, and Intent to
Collect Attorneys’ Fees Pursuant to O.C.G.A. § 13-1-11
Ladies and Gentlemen:
     This firm represents Regions Bank (“Regions Bank” or the “Lender”) in connection with the following loans payable by Comstock Homes of Atlanta, LLC (“Comstock Atlanta”), Comstock James Road, LLC (“Comstock James Road”), and Highland Station Partners, LLC (“Highland Station” and together with Comstock Atlanta and Comstock James Road, the “Borrowers”),
     (1) Loan in the stated principal amount of $1,544,700.00 (the “Traditions of Braselton Loan”), which is (i) evidenced, together with any and all modifications and amendments, by that certain Construction Loan Note dated December 2, 2004, payable by Comstock Atlanta in said principal amount, (ii) secured by that certain Deed to Secure Debt and Security Agreement dated December 2, 2004, and recorded on December 22, 2004, in Deed Book 37C, Page 589, Jackson County, Georgia records, encumbering Lots 17, 18, 34, and 35, Pod

ALABAMA	•	GEORGIA	•	MISSISSIPPI	•	TENNESSEE

Burr & Forman LLP
Comstock Homebuilding Companies, Inc.
Comstock Homes of Atlanta, LLC
Comstock James Road, LLC
Highland Station Partners, LLC
May 3, 2007

N, of the Traditions of Braselton Subdivision, and (iii) unconditionally guaranteed by Comstock Homebuilding Companies, Inc. (the “Guarantor”) pursuant to that certain Guaranty dated December 2, 2004;
     (2) Loan in the stated principal amount of $956,250.00 (the “Post Road Loan”), which is (i) evidenced by that certain Note dated April 28, 2006, payable by Comstock Atlanta in said principal amount, (ii) secured by that certain Deed to Secure Debt and Security Agreement dated April 28, 2006 and recorded on May 2, 2006, in Deed Book 4256, Page 681, Forsyth County, Georgia records, encumbering Land Lot 402 of the 2nd District, 1st Section (said property containing 8.50 acres), and (iii) unconditionally guaranteed by Guarantor pursuant to that certain Guaranty dated April 28 2006;
     (3) Loan secured by all of the property shown on that certain Final Plat for Highland Station Subdivision (the “Highland Station Loan”), as evidenced by:
          (a) Loan in the stated principal amount of $5,337,000.00 (the “2004 Highland Station Loan”) which is (i) evidenced by that certain Construction Loan Note dated November 16, 2004, payable by Highland Station in said principal amount, (ii) secured by that certain Deed to Secure Debt and Security Agreement dated November 16, 2004, recorded on November 22, 2004 in Deed Book 40666, Page 0047, Gwinnett County, Georgia records, and re-recorded to correct the Lender’s address as shown on Page 3 on March 9, 2005 in Deed Book 41903, Page 0031, Gwinnett County, Georgia records, encumbering Land Lot 193 and 194 of the 7th Land District, Gwinnett County, Georgia, and (iii) unconditionally guaranteed by Guarantor pursuant to that certain Modification Agreement dated May 31, 2006;
          (b) Loan in the stated principal amount of $12,000,000.00 (the “2006 Highland Station Loan”) which is (i) evidenced by that certain Line of Credit Note dated July 28, 2006, payable by Highland Station in said principal amount, (ii) secured by that certain Deed to Secure Debt, Assignment and Security Agreement dated July 28, 2006 and recorded on August 7, 2006 in Deed Book 46852, Page 0436, Gwinnett County, Georgia records, encumbering Land Lots 193 and 194 of the 7th District, City of Suwanee, Gwinnett County, Georgia and being all of the property shown on that certain Final Plat for Highland Station Subdivision, (iii) unconditionally guaranteed by Guarantor pursuant to that certain Guaranty dated July 28, 2006.

Burr & Forman LLP
Comstock Homebuilding Companies, Inc.
Comstock Homes of Atlanta, LLC
Comstock James Road, LLC
Highland Station Partners, LLC
May 3, 2007

          (c) The 2004 Highland Station Loan and the 2006 Highland Station Loan were cross defaulted by that certain Cross Default Agreement dated July 28, 2006 between Highland Station and Regions; and
     (4) Loan in the stated principal amount of $3,300,000.00 (the “James Road Loan”) which is (i) evidenced by that certain Construction Loan Note dated September 28, 2006, payable by Comstock James Road in said principal amount, (ii) secured by that certain Deed to Secure Debt and Security Agreement dated September 28, 2006 and recorded on October 9, 2006 in Deed Book 4477, Page 317, Forsyth County, Georgia records, encumbering Land Lot 753 of the 2nd District, 1st Section of Forsyth County (said tract containing 15.029 acres), and (iii) unconditionally guaranteed by Guarantor pursuant to that certain Guaranty dated September 28, 2006.
The loans described above are collectively referred to herein as the “Loans” and the documents described above are collectively referred to as the “Loan Documents.”
     This letter is to serve notice that the Loans are IN DEFAULT and hereby declared in default by virtue of the Borrowers’ failure to perform its obligations owed to Regions Bank under the Loan Documents, including, without limitation, the Borrowers’ failure to pay the indebtedness as and when due and in the manner specified in the Loan Documents.
     Pursuant to its rights and remedies under the Loan Documents, Regions Bank has declared all indebtedness outstanding under the Loans immediately due and payable in full. Regions Bank hereby demands that the Borrowers pay the Loans immediately, including all principal, interest, and other sums payable under the Loan Documents. Regions Bank also demands that the Guarantor, as guarantor of the Loans, honor its obligations to the Bank to pay the Loans upon the default of the Borrowers.

Burr & Forman LLP
Comstock Homebuilding Companies, Inc.
Comstock Homes of Atlanta, LLC
Comstock James Road, LLC
Highland Station Partners, LLC
May 3, 2007

     As of May 1, 2007, the indebtedness due and owing under the Loan Documents is as follows:

(1)	Traditions of Braselton Loan:
	(a) Principal	$1,010,557.44
	(b) Accrued but unpaid interest	$3,929.95
	(c) Accrued but unpaid late fees	$0.00

Total:		$1,014,487.39

(2)	Post Road Loan:
	(a) Principal	$956,250.00
	(b) Accrued but unpaid interest	$3,718.75
	(c) Accrued but unpaid late fees	$0.00

Total:		$959,968.75

(3)	Highland Station Loan:
	(a) Principal	$6,184,665.46
	(b) Accrued but unpaid interest	$20,974.17
	(c) Accrued but unpaid late fees	$0.00

Total		$6,205,639.63

(4)	James Road Loan:
	(a) Principal	$2,960,145.10
	(b) Accrued but unpaid interest	$10,617.06
	(c) Accrued but unpaid late fees	$0.00

Total		$2,970,762.16

Amount Due:		$11,150,857.93

Burr & Forman LLP
Comstock Homebuilding Companies, Inc.
Comstock Homes of Atlanta, LLC
Comstock James Road, LLC
Highland Station Partners, LLC
May 3, 2007

     In addition to the amounts shown above, the “Amount Due” under the Loans will also include (i) interest that accrues on the Loans after the date of this notice at the default rate of interest set forth in the Loan Documents and (ii) any attorneys’ fees and expenses incurred by Lender with respect to the collection, enforcement, and preservation of the Loans and the Loan Documents. These additional amounts will be provided to you at your request.
     Please be on notice that the provisions of the Loan Documents relative to the payment of attorney’s fees shall be enforced, and you have ten (10) days from the date of receipt of this notice to pay the Amount Due (exclusive of the attorneys’ fees) without incurring liability for the attorney’s fees. This notice is provided pursuant to O.C.G.A. § 13-1-11.
     A copy of this letter is being sent to you by regular mail. Refusal of delivery is deemed, under applicable law, to be equivalent of notice.
     Regions Bank hereby reserves all of its rights and remedies under the Loan Documents and any other loan documents or agreements between the parties, at law, and in equity, including without limitation, the right to take any and all action deemed necessary to protect the interests of Regions Bank. Voluntary forbearance by Regions Bank in the exercise of such rights shall not waive or limit the subsequent exercise of such rights.
     This letter is an attempt to collect a debt and any information obtained by virtue of it will be used for that purpose.
     Please govern yourself accordingly.

Sincerely,

Gary W. Farris

GWF/alp
cc: Mr. William Teegarden